Supplement to all John Hancock Prospectuses

John Hancock Mutual Life Insurance Company has changed its name to John Hancock Life Insurance Company, an affiliate of John Hancock Financial Services, Inc.

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               Supplement to the John Hancock Institutional Funds
                        Prospectus dated January 10, 2000

John Hancock Active Bond Fund

On page 4, the third paragraph of the "Goal and Strategy" section for the John Hancock Active Bond Fund has been deleted and replaced with the following:

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers. These may include bonds of foreign governments and companies which are usually U.S. dollar-denominated.


February 1, 2000